Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic February 2026 Investor Presentation

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Legal Disclaimers 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” "may," "could,""should," "would," "potential," "continue","seek," "target," variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified and for which BOK Financial assumes no responsibility for the accuracy or completeness. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. All statements other than statements of historical fact are forward-looking statements. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs; changes in commodity prices; interest rates and interest rate relationships; inflation; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulations; tax laws; prices, levies and assessments; the impact of technological advances; trends in customer behavior as well as their ability to repay loans; credit quality deterioration; cybersecurity incidents and data breaches; operational failures or interruptions; liquidity risks; capital adequacy requirements; litigation and regulatory enforcement actions; and other risks detailed in BOK Financial Corporation's filings with the Securities and Exchange Commission. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of December 31, 2025 unless otherwise noted.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic NASDAQ: BOKF BROKER/DEALER & INDEPENDENT ADVISORY SERVICES CONSUMER, COMMERCIAL & MORTGAGE BANKING BOK Financial Corporation BOK Financial Asset Management BOK Private Wealth Cavanal Hill BOK Financial ® Bank of Texas Bank of Albuquerque Bank of Oklahoma BOK Financial Mortgage TransFundSM TRANSACTION & PAYMENT PROCESSING WEALTH MANAGEMENT BOK Financial Securities BOK Financial Advisors Additional Wealth Management offices Banking and wealth management services provided by BOKF, NA. Broker/dealer and investment advisory services provided by BOK Financial Securities, Inc. 3 Corporate Snapshot • Top 30 national/regional bank* • Midwest/Southwest franchise • 115 full-service locations across 8 states • Seasoned management team • Proven ability to deliver organic growth • Consistent execution and strategy • Long-term focused Key Statistics as of December 31, 2025 BOK Financial FootprintASSETS $52.2 billion LOANS $25.7 billion DEPOSITS $39.4 billion ASSETS UNDER MANAGEMENT OR ADMINISTRATION $126.6 billion CREDIT RATINGS BOKF, NA BOK Financial Corp. S&P A- (OS) BBB+ (OS) Fitch Ratings A (OS) A (OS) *Total assets as of 12/31/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Core Strategy Build a bank with diverse revenues that can compete upstream and outperform peers across varying economic cycles. *Chart data based on Bloomberg EPS data for BOKF and KRX index members as of 2025. Chart data is indexed to 1 as of 1995. 4 "There is no principle more emphasized in our organization than managing for long-term value rather than short-term results." George Kaiser, Chairman Long-term EPS Growth vs. KRX Median* BOKF KRX Median 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 0 2 4 6 8 10 12 BOKF CAGR = 8.0% KRX CAGR = 4.6%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Disciplined concentration management, diversified by sector & geography Loan Segmentation Collateral Location as of 12/31/2025 as of 12/31/2025 Commercial real estate Healthcare Loans to individuals Services Energy General business Texas Oklahoma Colorado Arizona Kansas/Missouri New Mexico Other 5 22% 16% 18% 15% 11% 18% 33% 15% 11% 6% 3% 3% 29%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Diversified Loan Portfolio Portfolio Composition as of 12/31/2025 76% 15% 7% Oil & Gas Producers Oil & Gas Midstream Services 10% 8% 82% Hospital Medical Services Senior Housing 43% 24% 14% 10% 2% 7% Multifamily Industrial Office Retail Residential Cons Other Energy Banking • More than 100-year history in energy lending • Focus on first-lien, senior-secured E&P lending, the "sweet spot" in energy lending • Seasoned internal petroleum engineering staff to confirm collateral values - a material investment that is a key to strong credit performance across the cycle • Minimal exposure to second liens, undeveloped reserves, or other higher-risk components of the capital stack • 50-60% loan to value on proven producing reserves Healthcare Banking • Favorable spreads • Predominately BOK Financial originated commitments • Senior housing commitments real-estate collateralized and secured • Favorable credit metrics Commercial Real Estate • Collateral focused in Texas (32%), Colorado (9%), Arizona (8%), Oklahoma (7%), New Mexico (6%) and Kansas/Missouri (3%) • Allocate 185% of Tier 1 capital plus reserves to CRE (ratio is currently 168%) • Further controls and limitations by product type and geography with concentration guidelines analyzed and adjusted quarterly, as needed • Strong relationship between the front-line production/bankers and credit concurrence officers • Minimal exposure to residential construction and land development (highest risk, most cyclical sector in CRE) $2.9 billion outstanding $4.0 billion outstanding $5.7 billion outstanding 6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Dec '22 Dec '23 Dec '24 Dec '25 $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Strong Core Deposit Franchise Deposit Mix & Cost ($Million) Deposit Mix by Geography 4% 50% 9% 5% 6% 25% Demand Interest-bearing transaction Savings Time 7 Source: Company filings, S&P Global Market Intelligence Deposit Mix by Line of Business Total Deposit Breakdown 28% 49% 18% 3% Wealth Commercial Consumer Small Business Commercial Deposit Breakdown 42% 23% 16% 9% 6% 4% Corporate Small/Med. Business Energy Native American Healthcare CRE IB Deposit Cost (%) 3.11%3.68%2.79%0.53% 39% 54% 4% 3% 27% 62% 2%9% 22% 67% 9% 2% 21% 68% 2% 9% MSA Branches Deposit Share Tulsa, OK 21 33 % Dallas/Fort Worth/Metro, TX 20 1 % Oklahoma City, OK 15 13 % Denver/Metro, CO 13 3 % Albuquerque, NM 12 13% 1%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Peer-leading Fee Income and Steady Profitability Summary 35%-40% of total revenues come from a diverse set of well- established fee income businesses, a differentiator compared to other midsized regional banks Markets & Securities • Consistently among the top dealers of mortgage backed securities • Robust municipal and advisory services • Strong mortgage originator and servicer Asset Management & Transactions • $126.6 billion in assets under management and administration at December 31, 2025 • 8th largest corporate trustee bank ranked by number of trusteeships • Top 10 Electronic Funds Transfer processor in the United States through our TransFund business, which provides Debit and Credit Issuing Processing (EFT) for almost 500 Banks & Credit Unions throughout the U.S. Brokerage & trading Institutional trading, retail brokerage, investment banking, and customer hedging activities including commodity, interest rate, and foreign exchange Transaction card ATM network and merchant services Fiduciary & asset management Mutual funds; corporate, foundation, and personal trust; 401(k) services; and professional services including mineral management Mortgage banking Direct mortgage originations and mortgage servicing 8 Q4 2025 Fee Income % vs. KRX Index Fee Income % —% 5% 10% 15% 20% 25% 30% 35% 40% 45% BOKF

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Primary Lines of Business • Private Wealth / Asset Management - Banking and investment management, trust and estate administration, and Cavanal Hill family of funds • Institutional Wealth - Retirement plan services, financial planning, corporate trust, business transition services, institutional investment management, and asset custody • Hedging and Risk Management - Energy, commodities, FX, interest rate, and mortgage production hedging • Institutional Sales and Trading - Institutional investing, public and corporate finance, and reinsurance services • Specialty Asset Management - Mineral management, real estate management, and advisor trust services Wealth Management By The Numbers • Assets under management or administration: $126.6 billion • Fiduciary assets: $77.0 billion • Average loans: $2.3 billion • Average deposits: $10.7 billion • More than $1 trillion in traded securities annually Assets Under Management or Administration ($Billion) Wealth Management Revenue ($Million) 9 Total Fiduciary Assets Assets Held in Safekeeping or Administration 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 CAGR: 6.0% Other Operating Revenue NII after loans charged off 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 CAGR: 6.8% $604.7 $126.6

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Wealth Management Awards, Recognition, and Rankings • Retirement Plan Services recognized as a top five provider and recipient of six "Best in Class" awards in 2023 • Eighth largest corporate trustee bank by number of trusteeships and fifth in paying agencies • Among the top bond underwriters and financial advisors in the United States and #1 in Texas • One of the top 25 firms that fulfills the hedging needs of the mortgage banking industry • Fifteen Lipper awards over the past 13 years for Cavanal Hill, our proprietary mutual fund family 10 Cavanal Hill, 2% BOK Financial Securities, 35% Institutional Wealth, 21% Private Wealth, 42% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Cavanal Hill, 5% BOK Financial Securities, 22% Institutional Wealth, 53% Private Wealth, 20% Cavanal Hill BOK Financial Securities Institutional Wealth Private Wealth Wealth AUM by Line of Business Wealth Revenue by Line of Business For the three months ended December 31, 2025 As of December 31, 2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Mortgage Finance Successful launch of business in the 3rd quarter • Outstandings started to ramp up in Q4 • Approximately 90% of current Mortgage Finance clients and prospects have existing relationships with the Bank • Cross-sell opportunities include deposit and treasury management solutions, Private Wealth, Trading and Hedging Services, and other 11 Origination • Full-service retail origination capabilities Servicing • Over 123,000 loans with $21.8 billion in UPB serviced at 12/31 Mortgage Finance • Warehouse lending, MSR facilities, other financing solutions Trading, pooling, and hedging • Existing customer base of more than 500 mortgage originators Completes BOKF's mortgage lifecycle product offering: Treasury Management Solutions • Robust suite of tools for mortgage services and originators

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Transaction Processing CAGR: 4.3% CAGR: 3.8% Debit Processing & ATM Network • Operates nationally • More than 75% of clients are outside of Oklahoma • Clients: Banks, Credit Unions and C-store chains • 835+ million EFT transactions processed in 2025 • TransFund celebrated its 50th year as a BOK Financial line of business with record debit, processing, ATM and merchant sales in 2025 Merchant Payment Processing • Process payments for 10,000 merchant and cash advance locations • In 2025, processed $3.3 billion in merchant sales MERCHANT VOLUME ($Million) EFT TRANSACTION VOLUMES (Million) Transaction Processing Volume as of 12/31/2025 12 0 100 200 300 400 500 600 700 800 900 2025 2016 $— $1,000 $2,000 $3,000 $4,000 2025 2016

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q4 Financial Highlights * Non-GAAP measure Attributable to shareholders Per share (diluted) Net Income • Net Income was $177.3 million, or a record high $2.89 per diluted share. Excluding the gain recognized on the sale of a merchant banking investment and the FDIC special assessment benefit, net income would have been $152.1 million, or $2.48 per diluted share, in the fourth quarter of 2025* • Net interest margin expanded 7 basis points to 2.98% and core net interest margin, excluding trading, grew 6 basis points to 3.22%* • Period end loans grew $786 million, or 3.2%, to $25.7 billion with strong growth throughout our Commercial portfolio • Asset quality remains excellent with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $66 million, or 0.26% of outstanding loans and repossessed assets. Net charge-offs were $1.4 million during Q4 • Continued strong capital and liquidity position with TCE at 9.5% and a loan to deposit ratio of 65% 13 $136.2 $119.8 $140.0 $140.9 $177.3 $2.12 $1.86 $2.19 $2.22 $2.89 4Q24 1Q25 2Q25 3Q25 4Q25 ($Million, exc. EPS) Q4 2025 Q3 2025 Q4 2024 Net income $177.3 $140.9 $136.2 Diluted EPS 2.89 2.22 2.12 Net income before taxes $228.5 $176.6 $175.4 Provision for credit losses $0.0 $2.0 $0.0 Pre-provision net revenue* $228.5 $178.6 $175.4 Efficiency ratio* 60.7% 66.7% 65.6% Revenue Composition as of 12/31/2025 62% 8% 12% 6% 6% 3% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 14 ◦ Period end loan balances increased $786 million, led by strong growth in our Texas and Oklahoma markets with broad-based growth in our Commercial portfolio and loans to individuals. Average loan balances grew $416 million ◦ Average deposits grew $1.5 billion in Q4, largely attributed to interest-bearing transaction and demand deposit balances ◦ The loan-to-deposit ratio remained consistent at 65% at December 31 and continues to be well below the pre- pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $3.9 billion to $126.6 billion, driven by higher market valuations and continued new business growth ($Billion) Q4 2025 Quarterly Sequential Quarterly YOY Period End Loans $25.7 3.2% 6.4% Average Loans $25.2 1.7% 5.1% Period End Deposits $39.4 2.4% 3.3% Average Deposits $40.0 3.9% 5.7% Fiduciary Assets $77.0 4.3% 13.3% Assets Under Management or Administration $126.6 3.2% 10.5%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 15 100 year history in energy lending and a tested playbook • 71% oil / 29% gas-weighted borrowers • Robust stress testing process with 18 petroleum engineers and analysts on staff

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Total commercial loans grew $768 million or 5.3% sequentially, led by our Texas market, which increased $583 million • Combined Services & General Business (Core C&I) balances increased $438 million or 5.5% linked quarter • Energy balances increased $201 million or 7.5% as the elevated payoff activity we've seen in this portfolio over the past few quarters has subsided and utilization rates have increased • Healthcare balances increased $130 million or 3.3% linked quarter, reflecting strong origination activity • Commercial Real Estate loan balances decreased $81 million or 1.4% linked quarter 16 ($Million) Dec. 31, 2025 Sep. 30, 2025 Dec. 31, 2024 Seq. Loan Growth YOY Loan Growth Energy $ 2,882.2 $ 2,681.5 $ 3,254.7 7.5% (11.4)% Services 3,911.9 3,710.6 3,643.2 5.4% 7.4% Healthcare 4,008.2 3,878.5 3,967.5 3.3% 1.0% General Business 4,478.7 4,242.2 4,164.7 5.6% 7.5% Total Commercial $ 15,281.1 $ 14,512.9 $ 15,030.1 5.3% 1.7% Multifamily $ 2,432.3 $ 2,500.3 $ 2,237.1 (2.7)% 8.7% Industrial 1,368.4 1,396.8 1,127.9 (2.0)% 21.3% Office 814.1 811.6 755.8 0.3% 7.7% Retail 573.5 593.8 485.9 (3.4)% 18.0% Residential Construction and Land Development 129.8 122.0 109.1 6.4% 18.9% Other Commercial Real Estate 353.9 328.0 342.6 7.9% 3.3% Total Commercial Real Estate $ 5,672.0 $ 5,752.6 $ 5,058.5 (1.4)% 12.1% Loans to individuals $ 4,698.4 $ 4,599.6 $ 4,026.1 2.1% 16.7% Total Loans $ 25,651.5 $ 24,865.2 $ 24,114.7 3.2% 6.4%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality continues to be excellent with non- performing assets, excluding loans guaranteed by U.S. government agencies, totaling $66 million or 0.26% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 3 bp with net charge-offs of $1.4 million during Q4 • No provision for credit losses was necessary for the quarter as the impact of loan growth was balanced by an improvement in the economic forecast • Combined allowance for credit losses of $327 million or 1.28% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 17 0.01% 0.02% 0.01% 0.06% 0.02% 4Q24 1Q25 2Q25 3Q25 4Q25 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 12.0% 10.1% 10.3% 11.3% 12.1% 4Q18 4Q19 4Q24 1Q25 2Q25 3Q25 4Q25 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $7.6 million linked quarter, driven by the continued upward repricing of fixed-rate securities and loans, loan growth, and complemented by decreasing deposit costs. Core net interest income, excluding trading, increased $8.7 million* Net Interest Margin • 7 basis point NIM increase with core net interest margin, excluding trading,* increasing 6 basis points 18 ($Million) Q4 2025 Q3 2025 Q4 2024 Quarterly sequential Quarterly YOY Net Interest Income $345.3 $337.6 $313.0 2.3% 10.3% Net Interest Margin 2.98% 2.91% 2.75% 7 bps 23 bps Yield on Loans 6.48% 6.70% 7.01% (22) bp (53) bps Tax-equivalent Yield on Earning Assets 5.36% 5.53% 5.59% (17) bps (23) bps Cost of Interest-bearing Deposits 2.91% 3.14% 3.48% (23) bps (57) bps Rate on Interest- bearing Liabilities 3.06% 3.33% 3.69% (27) bps (63) bps Net Interest Income ($Million) $308.4 $301.1 $312.0 $323.3 $332.1 $4.6 $15.2 $16.1 $14.3 $13.2 NII excl. Trading * Trading NII 4Q24 1Q25 2Q25 3Q25 4Q25 $0 $100 $200 $300 $400 2.75% 2.78% 2.80% 2.91% 2.98% 3.09% 3.05% 3.12% 3.16% 3.22% Reported NIM NIM excl. Trading * 4Q24 1Q25 2Q25 3Q25 4Q25 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income increased $5.4 million driven by higher trading volumes for U.S. agency residential mortgage-backed securities Investment Banking Fees • Investment banking revenue, which includes investment banking fees and syndication fees, decreased $1.9 million with municipal underwriting activity returning to more normal levels following an exceptional third quarter, partially offset by growth in loan syndication fees 19 ($Million) Q4 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 20.9 $ 5.4 35.1% (36.7)% Mortgage Banking 19.0 (0.8) (3.8)% 4.8% Customer Hedging Fees 6.7 1.0 16.7% (7.6)% Brokerage Fees 5.4 (0.5) (8.1)% 9.4% Syndication Fees 6.5 2.2 52.7% 29.0% Investment Banking Fees 7.8 (4.1) (34.4)% 48.7% Markets & Securities $ 66.3 $ 3.3 5.3% (9.9)% ($Million) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Trading Fees $ 20.9 $ 15.5 $ 14.4 $ 8.1 $ 33.1 Trading NII* 13.2 14.3 16.1 15.2 4.6 Total Trading Revenue $ 34.1 $ 29.8 $ 30.5 $ 23.3 $ 37.7 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Fiduciary and asset management revenue was up $4.5 million driven by growth in trust fees, primarily from higher transaction-related fees, improved market valuations, and continued growth in client relationships • Assets under management or administration (“AUMA”) increased $3.9 billion during the quarter driven by increased market valuations and new business growth • Transaction card revenue increased $2.1 million due to an increase in the volume of transactions processed 20 ($Million) Q4 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 66.3 $ 3.3 5.3% (9.9)% Fiduciary & Asset Management 68.3 4.5 7.0% 12.8% Transaction Card 31.6 2.1 7.1% 14.2% Deposit Service Charges & Fees 32.0 0.1 0.4% 6.7% Other Revenue 16.6 0.4 2.5% 10.4% Asset Management & Transactions 148.6 7.1 5.0% 11.4% Total Fees & Commissions $ 214.9 $ 10.4 5.1% 3.8% 2+1 1 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Personnel expenses were down $3.6 million, primarily driven by seasonally lower employee benefit costs • Higher cash-based incentive compensation costs driven by increased loan origination were largely offset by decreased deferred compensation costs • Non-personnel expense decreased $5.1 million, led by a $9.5 million benefit, primarily related to the FDIC special assessment, partially offset by higher professional fees and data processing costs 21 ($Million) Q4 2025 Q3 2025 Q4 2024 % Incr. Seq. % Incr. YOY Total Personnel Expense $222.7 $226.3 $210.7 (1.6)% 5.7% Memo: Deferred compensation** 2.4 5.8 2.4 (58.3)% (0.5)% Total Personnel Expense (Excluding Deferred Compensation) $220.3 $220.5 $208.3 (0.09)% 5.86% Non-Personnel Expense $138.3 $143.4 $137.0 (3.6)% 1.0% Total Operating Expense $361.1 $369.8 $347.7 (2.4)% 3.9% Efficiency Ratio* 60.7% 66.7% 65.6% * Non-GAAP measure **Other gains and losses, net includes offsetting deferred compensation gains of $3.7 million in Q4 2025, $4.5 million in Q3 2025, and $2.5 million in Q4 2024.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2026 Full Year Outlook 22 *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure. Business Driver 2025 Actuals FY '26 As of 01/20/26* Notes EOP Loans $25.7 billion Upper single-digit growth Continuing our recent broad based loan growth trends in our existing portfolio, and expansion of Mortgage Finance. EOP Inv Securities $15.4 billion Flat Net Interest Income $1.3 billion $1.44 to $1.48 billion Assumes two rate cuts later in the year and modestly steeper curve, consistent with market implied forwards. Fees & Commissions $801 million $800 to $825 million Assumes mid-single digit growth in fees, excluding trading. Steeper curve shifts trading revenue toward NII. Total Revenue $2.18 billion Mid single-digit growth rate Expenses $1.43 billion Low single-digit growth Efficiency Ratio** 65.1% 63% to 64% Migrating lower over the course of the year. Provision Expense $2 million $25 to $45 million Credit outlook is strong. Assumes upper single digit loan growth rate and a gradual migration toward more normal levels of credit performance.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 76% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 84% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is 0.24% on NII 23 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 1.99% $28.7 million Down 100 Ramp, year 1 0.86% $12.5 million Up 100 Ramp, year 1 (0.95)% $(13.7) million Up 200 Ramp, year 1 (2.15)% $(31.0) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.0 years, extending to only 3.6 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q4 2025 was $645 million 94% 5% 1% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 12/31/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure ** Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period end deposit balances increased $935 million this quarter • Uninsured and non-collateralized deposit coverage ratio was ~ 182% at December 31, 2025 Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds 24 Q4 2025 Q3 2025 Q4 2024 Loan to Deposit Ratio 65.0% 64.6% 63.1% Period-End Deposits $39.4 billion $38.5 billion $38.2 billion Available Secured Capacity $23.4 billion $22.5 billion $22.9 billion Common Equity Tier 1 12.9% 13.6% 13.0% Total Capital Ratio 14.8% 14.5% 14.2% Tangible Common Equity Ratio * 9.5% 10.1% 9.2% $28.4 $15.6 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~182% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Notable Items • There was a disposition of a merchant banking investment during the quarter that resulted in a pre-tax gain of $23.5 million • Expense credit of $9.5 million associated with the updated FDIC special assessment and assessment rate 25 ($Million) Q4 2025 Gain on sale of Merchant Banking Investment $23.5 Recovery and reduction in FDIC Expense $9.5 Pre-Tax Impact $33.0 After-tax Impact $25.2 EPS Impact $0.41

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic